STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 037 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 334,933,947	$ 289,205,661
Receivables:
Employer contributions	421,669	453,086
Notes receivable from participants	2,998,824	2,789,070
Total receivables	3,420,493	3,242,156
Net assets available for benefits	$ 338,354,440	$ 292,447,817